Note 13 - Income Taxes - Deferred Tax Assets (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Allowance for credit losses	$ 1,419	$ 1,612
Deferred loan fees	162	256
Stock-based compensation	11	7
Unrealized loss on investment securities available for sale	3	6
Interest on non-accrual loans	1	35
Total deferred tax assets	1,596	1,916
Bank premises and equipment	(249)	(219)
Intangible	(28)	(24)
Total deferred tax liabilities	(277)	(243)
Net Deferred Tax Asset	$ 1,319	$ 1,673